PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606

February 6, 2019

Dear Perritt Low Priced Stock Fund Shareholder:

We are sending this information to you because you are a shareholder of the Perritt Low Priced Stock Fund (the “Low Priced Stock Fund”), a series of Perritt Funds, Inc. (the “Company”).  The Board of Directors (the “Directors”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Low Priced Stock Fund by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of the Company.  We sometimes refer to each of the Low Priced Stock Fund and the MicroCap Opportunities Fund as a “Fund” and together, the “Funds”.

The acquisition, which is expected to become effective February 22, 2019, is described in more detail in the attached prospectus.  You should review the prospectus carefully and retain it for future reference.  In connection with this acquisition, we are not asking you for a proxy and you are requested not to send a proxy.

The Low Priced Stock Fund and the MicroCap Opportunities Fund have identical investment objectives.  The MicroCap Opportunities Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.  The Low Priced Stock Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $3 billion at the time of initial purchase.  The Fund will invest in low priced stocks which we define as those companies trading at or below $15 per share at the time of initial purchase.

Approximately 20% of the portfolio of the Low Priced Stock Fund is currently held by the MicroCap Opportunities Fund.  Any repositioning costs related to the sale of the portfolio securities transferred from the Low Priced Stock Fund to the MicroCap Opportunities Fund will be borne by the MicroCap Opportunities Fund.  However, it is not expected that the repositioning costs for the portfolio securities will be significant, as the MicroCap Opportunities Fund will continue to hold the portfolio securities transferred from the Low Priced Stock Fund until they are sold in the ordinary course of business.

We anticipate that the acquisition will result in benefits to the shareholders of the Low Priced Stock Fund as discussed more fully in the prospectus.  As a general matter, we believe that the acquisition will provide a similar investment opportunity with a lower expense ratio for the Low Priced Stock Fund shareholders.  In recommending the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Low Priced Stock Fund’s prospects for future sales, expense ratio reductions expected to result from the acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the intended generally tax-free nature of the acquisition, and the Directors have concluded that the acquisition is in the best interests of the Funds.

Upon the acquisition of the Low Priced Stock Fund by the MicroCap Opportunities Fund, each shareholder of the Low Priced Stock Fund will receive shares of the MicroCap Opportunities Fund, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in the Low Priced Stock Fund.   The Low Priced Stock Fund would then terminate.  The shareholders of the Low Priced Stock Fund will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

    /s/ Michael J. Corbett

Michael J. Corbett
President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the prospectus or the securities to be issued pursuant to the acquisition under the prospectus or determined if the prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

________________________________

The enclosed prospectus is dated February 6, 2019 and is
first being mailed to shareholders on or about February 6, 2019.

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606

QUESTIONS AND ANSWERS

Dated:  February 6, 2019

Question 1:  What is this document and why did we send this document to you?

Answer:  The attached document is a prospectus that provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of the Perritt Low Priced Stock Fund (the “Low Priced Stock Fund”), a series of Perritt Funds, Inc. (the “Company”), by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of the Company.  The Low Priced Stock Fund and the MicroCap Opportunities Fund are each a “Fund” and, collectively, the “Funds”.

On January 4, 2019, the Board of Directors (the “Directors”) of the Company approved and declared advisable the Acquisition of the Low Priced Stock Fund by the MicroCap Opportunities Fund.  The Acquisition does not require approval by shareholders of either Fund.  We are not asking you for a proxy and you are requested not to send a proxy.

Shareholders may contact the Company by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

Question 2: How will the Acquisition work?

Answer:  The Plan of Acquisition and Liquidation dated as of January 4, 2019 (the “Plan”) provides for (1) the transfer of all the assets of the Low Priced Stock Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Low Priced Stock Fund, (3) the issuance to shareholders of the Low Priced Stock Fund of shares of the MicroCap Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Low Priced Stock Fund in redemption of their shares of the Low Priced Stock Fund, and (4) the termination of the Low Priced Stock Fund.  As a result of the Acquisition, each shareholder of the Low Priced Stock Fund will become a shareholder of the MicroCap Opportunities Fund.

Shareholders of the Low Priced Stock Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

Question 3: Why is the Acquisition taking place?

Answer:  After considering the recommendation of Perritt Capital Management, Inc. (the “Adviser”), the Directors concluded that participation by the Low Priced Stock Fund in the Acquisition is in the best interests of the Low Priced Stock Fund.  In recommending the Acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Low Priced Stock Fund’s prospects for future sales, expense ratio reductions expected to result from the Acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the intended generally tax-free nature of the Acquisition.

Question 4:  When will the Acquisition take place?

Answer:  The Acquisition is expected to take place February 22, 2019.

Question 5:  Who will bear the expenses of the Acquisition?

Answer:  The expenses of the Acquisition will be borne by the Adviser.  Following the Acquisition, the MicroCap Opportunities Fund will hold the assets of the Low Priced Stock Fund that it acquires until the MicroCap Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures.  The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the MicroCap Opportunities Fund rebalancing its portfolio in the ordinary course following the Acquisition.  Any repositioning costs related to the sale of the portfolio securities transferred from the Low Priced Stock Fund to the MicroCap Opportunities Fund will be borne by the MicroCap Opportunities Fund.  However, it is not expected that the repositioning costs for the portfolio securities will be significant, as the MicroCap Opportunities Fund may continue to hold the portfolio securities transferred from the Low Priced Stock Fund indefinitely.

Question 6:  Where can I find additional information about the Funds?

Answer:  Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated February 6, 2019 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this prospectus, along with the other documents identified below.  The SAI is incorporated by reference into this prospectus and accompanies this prospectus.

Information about the Funds is also contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

•	The current Prospectus of the Low Priced Stock Fund and the MicroCap Opportunities Fund, dated February 28, 2018, as amended to date.
•	The current Statement of Additional Information of the Low Priced Stock Fund and the MicroCap Opportunities Fund, dated February 28, 2018, as amended to date.
•	The current Annual Report of the Low Priced Stock Fund and the MicroCap Opportunities Fund, for the fiscal year ended October 31, 2018.
Copies of the SAI and the above-referenced documents are available upon request and without charge by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

You may view or obtain documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C., from 10:00 a.m. to 3:00 p.m. Eastern time, Monday through Friday
•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)
•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)
•	By electronic mail: publicinfo@sec.gov (duplicating fee required)
•	On the Internet: www.sec.gov

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606
 (312) 669-1650
(800) 332-3133

PROSPECTUS DATED FEBRUARY 6, 2019 For the Reorganization of Perritt Low Priced Stock Fund Into Perritt MicroCap Opportunities Fund

We are sending this prospectus to you because you are a shareholder of the Perritt Low Priced Stock Fund (the “Low Priced Stock Fund”), a series of Perritt Funds, Inc. (the “Company”).  The Board of Directors (the “Directors”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Low Priced Stock Fund by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of the Company.  We sometimes refer to each of the Low Priced Stock Fund and the MicroCap Opportunities Fund as a “Fund” and together, the “Funds”.

We are not asking you for a proxy and you are requested not to send a proxy.

The proposed acquisition will be effected pursuant to a plan of acquisition and liquidation (the “Plan”), which provides for (collectively, the “Reorganization”): (1) the transfer of all the assets of the Low Priced Stock Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Low Priced Stock Fund, (3) the issuance to shareholders of the Low Priced Stock Fund of shares of the MicroCap Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Low Priced Stock Fund in redemption of their shares of the Low Priced Stock Fund, and (4) the termination of the Low Priced Stock Fund.  As a result of the Reorganization, each shareholder of the Low Priced Stock Fund will become a shareholder of the MicroCap Opportunities Fund.

The Low Priced Stock Fund and the MicroCap Opportunities Fund are each a series of Perritt Funds, Inc., an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

This prospectus, which should be retained for future reference, sets forth concisely information about the MicroCap Opportunities Fund that investors should know before the Reorganization.  Additional information is contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

•	The Statement of Additional Information dated February 6, 2019, relating to the Plan, including financial statements, which accompanies this prospectus.
•	The current Prospectus of the Low Priced Stock Fund and the MicroCap Opportunities Fund, dated February 28, 2018, as amended to date.
•	The current Statement of Additional Information of the Low Priced Stock Fund and the MicroCap Opportunities Fund, dated February 28, 2018, as amended to date.
•	The current Annual Report of the Low Priced Stock Fund and the MicroCap Opportunities Fund, for the fiscal year ended October 31, 2018.

Copies of these documents are available upon request and without charge by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

We are not asking you for a proxy or written consent, and you are requested not to send to us a proxy or written consent.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the prospectus or the securities to be issued pursuant to the reorganization under the prospectus or determined if the prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

PROSPECTUS TABLE OF CONTENTS

Page

I. SYNOPSIS	1
A. Overview	1
B. Reasons for the Reorganization/Board Deliberations	1
C. The Proposed Plan and Resulting Reorganization	2
D. Comparison of the Low Priced Stock Fund and the MicroCap Opportunities Fund	2
1. Investment Objectives and Principal Investment Policies	2
2. Investment Advisory Services	2
3. Distribution Services	2
4. Purchase and Redemption Procedures	3
5. Exchange Procedures	3
6. Service Providers	3
E. U.S. Federal Income Tax Consequences of the Proposed Reorganization	3
II. PRINCIPAL RISK FACTORS	4
III. COMPARISON FEE TABLE AND EXAMPLE	5
A. Fee Tables	5
B. Example	6
IV. THE PROPOSED PLAN AND RESULTING REORGANIZATION	6
A. Summary of the Proposed Reorganization	6
B. Terms of the Plan	6
C. Description of the MicroCap Opportunities Fund Shares	7
D. Reasons for the Reorganization Considered by the Board	7
E. Material U.S. Federal Income Tax Consequences	8
F. Comparison of Shareholder Rights	10
G. Capitalization	10
V. INFORMATION ABOUT THE LOW PRICED STOCK FUND AND THE MICROCAP OPPORTUNITIES FUND	11
A. Investment Objective and Investment Strategies	11
B. Fees and Performance	11
C. Fund Management and Portfolio Advisers	11
D. Net Asset Value	12
E. Shares	12
F. Taxes, Dividends and Distributions	23
G. Financial Highlights Information	24
VI. ADDITIONAL INFORMATION	24
VII. MISCELLANEOUS INFORMATION	25
A. Legal Matters	25
B. Experts	25
Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1

i

I.	SYNOPSIS
A.	Overview
The following synopsis is a summary of certain information contained elsewhere in this prospectus, including documents incorporated by reference, as well as in the plan of acquisition and liquidation attached to this prospectus (the “Plan”).  This synopsis is qualified by reference to the more complete information contained herein as well as in the Prospectus of the Perritt Low Priced Stock Fund (the “Low Priced Stock Fund”) and the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), dated February 28, 2018, which includes information about the funds, and in the Plan attached hereto as Exhibit A.  The transactions contemplated by the Plan (collectively the “Reorganization”) are described herein.  Shareholders should read the entire prospectus carefully.

The Low Priced Stock Fund and the MicroCap Opportunities Fund are each a series of Perritt Funds, Inc. (the “Company”).  We sometimes refer to each of the Low Priced Stock Fund and the MicroCap Opportunities Fund as a “Fund” and together, the “Funds”.

B.	Reasons for the Reorganization/Board Deliberations
The Funds’ investment adviser, Perritt Capital Management, Inc. (the “Adviser”), recommended that the Directors approve the Plan.  The Directors considered the factors discussed below, among others, from the point of view of the interests of the Low Priced Stock Fund and its shareholders.  After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the Reorganization would be in the best interests of the Low Priced Stock Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.  The Directors have unanimously approved the Plan.

The Directors considered, among other things:

•	The Adviser discussed with the Directors that it believes that the Reorganization would benefit the Low Priced Stock Fund and its shareholders by potentially resulting in a lower expense ratio;
•
Potential shareholder benefits, including the fact that the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Low Priced Stock Fund;

•	The current asset level of the Low Priced Stock Fund and the combined pro forma asset level of the combined Fund;
•
The historical performance of the Funds (while the Low Priced Stock Fund outperformed the MicroCap Opportunities Fund for the one and three year periods ended December 31, 2017, the Directors noted that the Low Priced Stock Fund’s recent performance had significantly lagged the MicroCap Opportunities Fund’s performance, and that the MicroCap Opportunities Fund has a long, proven history of strong absolute and relative performance going back 25 years);

•	The investment objective and principal investments of the Funds; and
•	The form of the Plan and the terms and conditions of the Reorganization.
Also, the Directors approved the Plan on behalf of the MicroCap Opportunities Fund.

The Adviser will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the prospectus, legal fees, accounting fees and securities registration fees.

C.	The Proposed Plan and Resulting Reorganization
The Plan provides for: (1) the transfer of all the assets of the Low Priced Stock Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Low Priced Stock Fund, (3) the issuance to shareholders of the Low Priced Stock Fund of shares of the MicroCap Opportunities Fund, equal in aggregate NAV to the NAV of their former shares of the Low Priced Stock Fund in redemption of their shares of the Low Priced Stock Fund, and (4) the termination of the Low Priced Stock Fund.  As a result of the Reorganization, each shareholder of the Low Priced Stock Fund will become a shareholder of the MicroCap Opportunities Fund.

No sales charges will be imposed on the shares of the MicroCap Opportunities Fund issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify for U.S. federal income tax purposes as a “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  Therefore, shareholders should not recognize any gain or loss on the Low Priced Stock Fund shares for U.S. federal income tax purposes as a result of the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Low Priced Stock Fund with respect to certain U.S. federal income tax issues, as more fully described in “U.S. Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan.  Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be at the close of business on February 22, 2019, or such other date as is agreed to by the parties.

D.	Comparison of the Low Priced Stock Fund and the MicroCap Opportunities Fund
1.	Investment Objectives and Principal Investment Policies
The Low Priced Stock Fund and the MicroCap Opportunities Fund have identical investment objectives.

The MicroCap Opportunities Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.

The Low Priced Stock Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $3 billion at the time of initial purchase.  The Fund will invest in low priced stocks which we define as those companies trading at or below $15 per share at the time of initial purchase.

The MicroCap Opportunities Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Low Priced Stock Fund.

2.	Investment Advisory Services
Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, serves as the investment adviser to the Funds.  Each of the Funds pays the Adviser a monthly management fee based on its average daily net assets at the annual rate of 1.00%.

3.	Distribution Services
Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as distributor for the Funds.  As such, Quasar is responsible for all purchases, sales, redemptions, and other transfers of shares.  As distributor, Quasar also provides certain administrative services.  Shares of the Funds are offered for sale on a continuous basis at the NAV per share.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA).

4.	Purchase and Redemption Procedures
The purchase and redemption procedures for the Funds are the same.

Purchases and sales (redemptions) of shares of both the Funds are made at the NAV per share next determined after receipt of the complete and accurate purchase or redemption order by the Funds’ transfer agent.  The shares of the Funds have no load, 12b-1 fee or redemption fee.  The Funds’ transfer agent assesses a fee of $15.00 for each redemption made by wire.

The minimum amounts required to invest in or add to an account with the Funds are indicated below:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gifts to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds offer an automatic investment plan, whereby an existing shareholder may authorize the Funds to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest, which must be at least $100.  The Funds may waive the investment minimums from time to time.

5.	Exchange Procedures
The exchange procedures for the Funds are the same.

Shareholders of the Funds may exchange shares of the Funds for shares of any of the other Perritt Funds any day that the funds and the New York Stock Exchange are open for business. Exchanges are done at no cost.

6.	Service Providers
The Funds have the same service providers, which will continue in their capacity after the Reorganization.

E.	U.S. Federal Income Tax Consequences of the Proposed Reorganization
As a non-waivable condition to the Reorganization, the Funds must receive an opinion of counsel to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code.  As such, neither the Funds nor their shareholders generally will recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the MicroCap Opportunities Fund shares received by each shareholder of the Low Priced Stock Fund in the Reorganization generally will be the same as the tax basis and holding period of the Low Priced Stock Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the shares received, the shares given up must have been held as capital assets by the shareholder.  In addition, the tax basis and holding period of the assets of the Low Priced Stock Fund will be the same when acquired by the MicroCap Opportunities Fund in the Reorganization.  The MicroCap Opportunities Fund intends to sell a substantial portion of the securities of the Low Priced Stock Fund received in the Reorganization. Such dispositions may result in substantial capital gain distributions to its shareholders, which would include former Low Priced Stock Fund shareholders. See “U.S Federal Income Tax Consequences,” below.

At any time before the Reorganization takes place, a shareholder may redeem or exchange shares of the Low Priced Stock Fund. Generally, such redemption would be a taxable transaction to the shareholder for U.S. federal income tax purposes.

The preceding is only a summary of certain information contained in this prospectus relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this prospectus, the current Prospectuses and Statements of Additional Information of the Low Priced Stock Fund and the MicroCap Opportunities Fund, and the Plan.  Shareholders should read this entire prospectus carefully.

II.	PRINCIPAL RISK FACTORS
By investing in equity securities, the Funds may expose shareholders to certain market risks that could cause shareholders to lose money.  These risks include (the risks are identical for both of the Funds other than “Early Stage Companies Risk”):

Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

Manager Risk:  The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Liquidity Risk:  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund.  Liquidity issues may also make it difficult to value the Fund’s investments.

Early Stage Companies (Low Priced Stock Fund Only):  Early stage companies are subject to the same risks as micro-cap companies.  In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing.  They may rely on untested business plans.  Early stage companies may not be successful in developing markets for their products and services.  They may remain an insignificant part of their industry.  They may be illiquid or may not be publicly traded.  Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

III.	COMPARISON FEE TABLE AND EXAMPLE
A.	Fee Tables
The Reorganization would result in a reduction in expense ratios for shareholders of the Low Priced Stock Fund.  The following table shows the Funds’ expense ratios and pro forma expense ratio of the combined Fund as of October 31, 2018.

Total Annual Fund Operating Expenses
Low Priced Stock Fund	1.39%
MicroCap Opportunities Fund	1.28%
MicroCap Opportunities Fund Pro Forma Combined	1.30%

As the table indicates, after the Reorganization the expense ratio would be reduced for the Low Priced Stock Fund by approximately 0.09%.

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds.  The tables allow you to compare the expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Reorganization.

	Low Priced Stock Fund	MicroCap Opportunities Fund	MicroCap Opportunities Fund Pro Forma Combined
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses(1)	1.66%	0.24%	0. 30%
Total Annual Fund Operating Expenses	2.66%	1.24%	1.30%
Fees Waived and/or Expenses Reimbursed(2)	-1.26%	N/A	N/A
Total Annual Fund Operating Expenses After Waiver and/or Reimbursement(1)(2)	1.40%	N/A	N/A

(1) “Other Expenses” include less than 0.01% of Acquired Fund Fees and Expenses (“AFFE”). AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  Due to the effect of rounding when AFFE are added to “Other Expenses,” the Total Annual Fund Operating Expenses for the Fund in the table above differ from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as AFFE.
(2) The investment adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and AFFE) so that total annual operating expenses are not expected to exceed 1.39% of the average daily net assets. This arrangement cannot be terminated prior to February 22, 2019 without the Board of Directors’ consent. The investment adviser is permitted to recapture amounts waived and reimbursed within three years after the fiscal year in which the adviser earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.

The projected post-Reorganization pro forma Annual Fund Operating Expenses presented above are based upon numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

B.	Example
The example set forth below is intended to help you compare the cost of investing in the Low Priced Stock Fund with the cost of investing in the MicroCap Opportunities Fund.

The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each Fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Low Priced Stock Fund	$143	$707	$1,297	$2,900
MicroCap Opportunities Fund	$126	$393	$681	$1,500
MicroCap Opportunities Fund Pro Forma Combined	$132	$412	$713	$1,568

The projected examples presented above are based upon numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION
The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this prospectus as Exhibit A, and in the documents incorporated by reference into this prospectus.

A.	Summary of the Proposed Reorganization
The Plan provides for (1) the transfer of all the assets of the Low Priced Stock Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Low Priced Stock Fund, (3) the issuance to shareholders of the Low Priced Stock Fund of shares of the MicroCap Opportunities Fund, equal in aggregate NAV to the NAV of their former shares of the Low Priced Stock Fund in redemption of their shares of the Low Priced Stock Fund, and (4) the termination of the Low Priced Stock Fund.

Shareholders of the Low Priced Stock Fund will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

B.	Terms of the Plan
As provided in the Plan, the MicroCap Opportunities Fund will acquire all the assets and assume all the liabilities, expenses and obligations of the Low Priced Stock Fund at the effective time of the Reorganization (the “Effective Time”).  In return, the MicroCap Opportunities Fund will issue, and the Low Priced Stock Fund will distribute to its shareholders, a number of full and fractional shares of the MicroCap Opportunities Fund, determined by dividing the net value of all the assets of the Low Priced Stock Fund by the NAV of one share of the MicroCap Opportunities Fund.  For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund.  The Plan provides that each shareholder of the Low Priced Stock Fund will be credited with shares of the MicroCap Opportunities Fund corresponding to the aggregate NAV of the Low Priced Stock Fund shares that the shareholder holds of record at the Effective Time.

Following the distribution of the MicroCap Opportunities Fund shares in full liquidation of the Low Priced Stock Fund, the Low Priced Stock Fund will wind up its affairs and terminate as soon as is reasonably possible after the Reorganization.

The projected expenses of the Reorganization will be borne by the Adviser.  The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the MicroCap Opportunities Fund rebalancing its portfolio in the ordinary course following the Reorganization.  Any repositioning costs related to the sale of the portfolio securities transferred from the Low Priced Stock Fund to the MicroCap Opportunities Fund will be borne by the MicroCap Opportunities Fund.  However, it is not expected that the repositioning costs for the portfolio securities will be significant, as the MicroCap Opportunities Fund may continue to hold the portfolio securities transferred from the Low Priced Stock Fund indefinitely.

Under applicable legal and regulatory requirements, none of the Low Priced Stock Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, namely, to demand the fair value of their shares in connection with the Reorganization. Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any shareholder of the Low Priced Stock Fund may redeem their shares prior to the Reorganization.

Completion of the Reorganization is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.

A copy of the Plan for the Reorganization is attached as Exhibit A.

C.	Description of the MicroCap Opportunities Fund Shares
Each MicroCap Opportunities Fund share issued to Low Priced Stock Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The MicroCap Opportunities Fund shares will be sold and redeemed based upon the NAV of the MicroCap Opportunities Fund next determined after receipt of the purchase or redemption request, as described herein and in the Funds’ Prospectus.

D.	Reasons for the Reorganization Considered by the Board
The Adviser recommended that the Directors approve the proposed Plan and Reorganization.  The Directors considered the factors discussed below from the point of view of the interests of the Low Priced Stock Fund and its shareholders.  After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the Reorganization would be in the best interests of the Low Priced Stock Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.  The Directors have unanimously approved the Plan and the Reorganization.

The Directors considered, among other things:

•	The Adviser discussed with the Directors that it believes that the Reorganization would benefit the Low Priced Stock Fund and its shareholders by potentially resulting in a lower expense ratio;
•
Potential shareholder benefits, including the fact that the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Low Priced Stock Fund;

•	The current asset level of the Low Priced Stock Fund and the combined pro forma asset level of the combined Fund;
•
The historical performance of the Funds (while the Low Priced Stock Fund outperformed the MicroCap Opportunities Fund for the one and three year periods ended December 31, 2017, the Directors noted that the Low Priced Stock Fund’s recent performance had significantly lagged the MicroCap Opportunities Fund’s performance, and that the MicroCap Opportunities Fund has a long, proven history of strong absolute and relative performance going back 25 years);

•	The investment objective and principal investments of the Funds;
•	The form of the Plan and the terms and conditions of the Reorganization;
•	The fact that the Funds have the same advisory contract terms and pay the same advisory fee rates;
•	Whether the Reorganization would result in the dilution of shareholders’ interests;
•	The fact that no changes in service providers would result from the Reorganization;
•	The benefits of the Reorganization to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Low Priced Stock Fund;
•	The fact that the MicroCap Opportunities Fund will assume all the liabilities, expenses and obligations of the Low Priced Stock Fund;
•	The expected U.S. federal income tax consequences of the Reorganization; and
•	The expenses of the Reorganization, and the fact that these would be borne by the Adviser.
Also, the Directors approved the Plan on behalf of the MicroCap Opportunities Fund.

E.	Material U.S. Federal Income Tax Consequences
The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganization, including an investment in MicroCap Opportunities Fund shares, that are applicable to you as a Low Priced Stock Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization or of holding MicroCap Opportunities Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Low Priced Stock Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Low Priced Stock Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Low Priced Stock Fund shares as capital assets at the time of the Reorganization; a holder of Low Priced Stock Fund shares through a tax-deferred account; an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.

We have not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences to you of the Reorganization of your Low Priced Stock Fund and of holding MicroCap Opportunities Fund shares, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as Tax-Free “Reorganization” Under the Code

The obligation of the MicroCap Opportunities Fund and the Low Priced Stock Fund to consummate the Reorganization is contingent upon the Advisers’ receipt of an opinion from Foley & Lardner LLP, tax counsel to the Adviser, to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code, and therefore:

•
no gain or loss will be recognized by the MicroCap Opportunities Fund upon receipt of the Low Priced Stock Fund’s assets in exchange solely for the MicroCap Opportunities Fund shares and the assumption by the MicroCap Opportunities Fund of the liabilities of the Low Priced Stock Fund;

•
the MicroCap Opportunities Fund’s tax basis in the assets of the Low Priced Stock Fund transferred to the MicroCap Opportunities Fund in the Reorganization will be the same as the Low Priced Stock Fund’s tax basis in the assets immediately prior to the transfer;

•	the MicroCap Opportunities Fund’s holding period for each asset of the Low Priced Stock Fund will include the period during which such asset was held by the Low Priced Stock Fund;
•
no gain or loss will be recognized by the Low Priced Stock Fund upon the transfer of the Low Priced Stock Fund’s assets to the MicroCap Opportunities Fund in exchange solely for the MicroCap Opportunities Fund’s shares and the assumption by the MicroCap Opportunities Fund of the liabilities of the Low Priced Stock Fund, or upon distribution of the MicroCap Opportunities Fund’s shares by the Low Priced Stock Fund to its shareholders in liquidation;

•	no gain or loss will be recognized by the Low Priced Stock Fund’s shareholders upon the exchange of their Low Priced Stock Fund shares for MicroCap Opportunities Fund shares;
•
the tax basis of the MicroCap Opportunities Fund’s shares that a Low Priced Stock Fund shareholder receives in connection with the Reorganization will be the same as the tax basis of his or her Low Priced Stock Fund shares exchanged therefor;

•
a Low Priced Stock Fund shareholder’s holding period for his or her MicroCap Opportunities Fund shares will include the period for which he or she held the Low Priced Stock Fund shares exchanged therefor, provided the shareholder holds the latter as capital assets at the Effective Time; and

•	an MicroCap Opportunities Fund will succeed to, and take into account, the attributes of the corresponding Low Priced Stock Fund described in Section 381(c) of the Code.
The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by the Adviser.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate “regulated investment company,” or “RIC,” under Subchapter M of Chapter 1 of Subtitle A of the Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

If a substantial portion of the securities held by the Low Priced Stock Fund are disposed of prior to the Reorganization, it could result in additional portfolio transaction costs to the Low Priced Stock Fund and increased taxable distributions to shareholders of the Low Priced Stock Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Low Priced Stock Fund’s tax basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to the Reorganization of the Low Priced Stock Fund will be distributed to the Low Priced Stock Fund’s shareholders as capital gain dividends (to the extent of net capital gain) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, the Low Priced Stock Fund’s taxable year will end as a result of the Reorganization, which will accelerate distributions to shareholders from it for its short taxable year ending on the date of the Reorganization. Specifically, prior to the Reorganization, the Low Priced Stock Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. A Low Priced Stock Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Reorganization not occurred.

Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses

For net capital losses realized in taxable years that began before January 1, 2011, U.S. federal income tax law permits a Fund to carry over a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryover is treated as a short-term capital loss in the taxable year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, (1) a Fund is permitted to carry over a net capital loss to offset its capital gain indefinitely, (2) the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and (3) the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-over capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry over any net operating losses.

In addition, a Fund’s capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after the Reorganization under various provisions of the Code. However, as of the date of this proxy statement/prospectus, none of the Funds has any capital loss carryovers or unrealized losses that are expected to be limited as a result of either Reorganization. Even if a Reorganization does not result in the limitation on the use of a Fund’s losses, prior or future transactions by a Fund may have done or do so.

F.	Comparison of Shareholder Rights
There are no differences in the rights of shareholders of the Low Priced Stock Fund versus the rights of shareholders of the MicroCap Opportunities Fund, as they are both series of the Company.  The Company is a Maryland corporation.

G.	Capitalization
The capitalization of the Low Priced Stock Fund and the MicroCap Opportunities Fund as of October 31, 2018 and the combined Fund’s pro forma capitalization after giving effect to the Reorganization are set forth in the following table.  The table does not show the actual combined aggregate net assets or number of shares of the MicroCap Opportunities Fund to be issued in connection with the Reorganization, as this will depend upon the NAV and number of shares outstanding of the Low Priced Stock Fund at the Effective Time.

	Low Priced Stock Fund	MicroCap Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined
Aggregate Net Assets	$7,189,966	$160,697,960	(34,976,891)	$132,911,035
Shares Outstanding	430,474	5,705,136	54,494	6,190,104
Net Asset Value Per Share	$16.70	$28.17	--	$21.47

V.	INFORMATION ABOUT THE LOW PRICED STOCK FUND AND THE MICROCAP OPPORTUNITIES FUND
A.	Investment Objective and Investment Strategies
The Low Priced Stock Fund and the MicroCap Opportunities Fund have identical investment objectives, and they have the same investment strategies.

The MicroCap Opportunities Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.

The Low Priced Stock Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $3 billion at the time of initial purchase.  The Fund will invest in low priced stocks which we define as those companies trading at or below $15 per share at the time of initial purchase.

The MicroCap Opportunities Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Low Priced Stock Fund.

For a discussion of the Funds’ principal risks, see the discussion above under Section II, “Principal Risk Factors.”

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval.  An investment objective is not a guarantee.  Neither of the Funds takes temporary defensive positions.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the other fund pursuant to the acquisition (“acquired portfolio securities”).   The Fund may sell acquired portfolio securities, in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations applicable to the Fund or to meet redemption requests.

B.	Fees and Performance
For a discussion of the Funds’ fees and expenses, see the discussion above under Section III, “Comparison Fee Table and Example.”  Each Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.   A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Low Priced Stock Fund’s portfolio turnover rate was 60.5% of the average value of its portfolio.  During the most recent fiscal year, the MicroCap Opportunities Fund’s portfolio turnover rate was 14.0% of the average value of its portfolio.

The performance of the Low Priced Stock Fund and the MicroCap Opportunities Fund is attached hereto as Exhibit B.  The performance information found on the attached Exhibit provides some indication of the risks of investing in the Low Priced Stock Fund and the MicroCap Opportunities Fund by showing changes in their performance from year to year and how the Funds’ average annual returns compare with those of benchmark indices.  The Funds’ past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

C.	Fund Management and Portfolio Advisers
Adviser.  Perritt Capital Management, Inc. is the investment Adviser of the Funds.  The Adviser’s address is 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606.

The Adviser furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.

Portfolio Manager.  Michael Corbett is responsible for the day-to-day management of both Funds’ portfolios.  Mr. Corbett is President of the Adviser.  Additional information about the Portfolio Manager is available in the Statement of Additional Information (“SAI”) dated February 6, 2019 that has been filed with the SEC in connection with this prospectus.

Management Fee.  For its services, each of the Funds pay the Adviser a monthly management fee based upon its average daily net assets.  The advisory fee is 1.00%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Adviser is available in the most recent annual report of the Perritt Funds to shareholders for the period ended October 31, 2018.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.   If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

D.	Net Asset Value
The price a shareholder pays to buy Fund shares or the amount a shareholder receives when selling Fund shares is the NAV.  This is calculated by dividing a Fund’s assets, minus its liabilities, by the number of shares outstanding.  The NAV of a Fund’s shares is normally determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time.  Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).  Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  Each Fund values most money market instruments it holds at their amortized cost.

If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

A Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.  If an investor sends a purchase or redemption request to the Funds’ corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

E.	Shares

Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem or exchange shares of the Funds is the NAV.  The Funds normally calculate their NAV as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).

Securities and other assets for which market quotations are not readily available or are deemed unreliable are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Directors.  The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost, as long as the Adviser determines that amortized cost approximates the fair value of the instruments under valuation procedures described above.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Low Priced Stock Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that each Fund could obtain the fair value assigned to a security if it were to sell such security at approximately the same time at which each Fund determines its NAV per share.

Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public.  In view of such factors, the Funds may assume positions in securities with limited trading markets that are subject to wide price fluctuations.  Therefore, the current NAV of the Funds may fluctuate significantly.  In addition, the Funds may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed.  As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

The Funds will process purchase orders, redemption orders and exchange orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  The Funds will process purchase orders, redemption orders and exchange orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open.  A purchase, redemption or exchange order is in “good order” when a Fund or your servicing agent receives properly completed and signed documents.

Purchasing Shares

How to Open an Account and Make Purchases by Mail and Wire

1.	Read this Prospectus very carefully before you invest.
2.	Share purchase applications can be obtained by calling 1-800-332-3133, or by visiting the Funds’ website at www.perrittcap.com.
3.	Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gifts to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds may change minimum investment requirements at any time.

4.
The Funds will not accept payment in cash or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Ultra MicroCap Fund”, “Perritt Low Priced Stock Fund”, or “U.S. Bank Global Fund Services” as the Transfer Agent.  All checks must be in U.S. Dollars drawn on a domestic financial institution and must be payable in U.S. dollars.  The Funds are unable to accept post-dated checks or any conditional order or payment.  The Transfer Agent will charge a $25 service fee when a check is returned.  The shareholder will also be responsible for any losses suffered by the Funds as a result.  The Funds may redeem shares you own as reimbursement for any such losses.  The Funds reserve the right to reject any purchase order for Fund shares.

5.	Mail the application and check to:

By First Class Mail	By Overnight or Express Mail

Perritt Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Perritt Funds, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire

6.
If you are making your first investment in the Funds by wire, please call 1-800-332-3133 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile.  You can mail or overnight deliver your completed application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund, your name, and your account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:          Perritt Funds, Inc. [Insert Fund Name]
(Shareholder name, Shareholder Account #)

Subsequent Investments by Wire

7.	Please call 1-800-332-3133 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases through Financial Service Agents

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer.  Servicing Agents may:

●
Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.

●	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

●
Charge their customers fees for the services they provide.  Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers.  Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made.

●
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.

●
Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds.  When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis.  If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

How to make Subsequent Investments in the Funds

Mail or Wire

To make a subsequent investment in a Fund, see the instructions above under “How to Open an Account and Make Purchases by Mail and Wire.”

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Transfer Agent at 1-800-332-3133 for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five (5) days prior to the effective date.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of the Funds’ shares, but may be used for subsequent purchases.  The telephone purchase option allows you to make subsequent investments directly from a bank checking or savings account.  The telephone purchase option will be established on your account unless you declined telephone options on the Purchase Application.  Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone transactions.  This first telephone purchase can occur no earlier than 15 calendar days after the account is open.  To have Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one (1) business day.  Telephone purchases may be made by calling 1-800-332-3133.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

If you have already opened an account, you may request this option by sending the Transfer Agent the “Telephone Option” form available on the Funds’ website (www.perrittcap.com).  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Internet Purchases

After your account is established, you may set up a password by logging onto the Funds’ website (www.perrittcap.com).  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member.  You must have indicated on your application that telephone transactions are authorized and also have provided a voided check or savings deposit slip with which to establish your bank account instructions in order to complete Internet transactions.

For transactions conducted over the Internet, we recommend the use of a secure Internet browser.  In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.  If an account has more than one owner or authorized person, the Funds will accept Internet instructions from any one owner or authorized person.

Telephone and Electronic Transactions

During periods of high market activity, shareholders may encounter higher than usual call waits.  Further, it may be difficult to reach the Funds by telephone or via the Internet during periods of unusual market activity.  Please allow sufficient time to place your telephone transaction.  If you are unable to reach a representative by telephone, you may have to send written instructions.

Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification or personalized security codes or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls.

Once a telephone or Internet transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone and Internet instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Funds

Each Fund may reject any share purchase application or any purchase for any reason.  Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

The Funds will not issue certificates evidencing shares purchased.  Each Fund will send investors a written confirmation for all purchases of shares.

Each Fund offers the following retirement plans:

●	Traditional IRA
●	Roth IRA
●	Coverdell Education Savings Account
●	SEP-IRA
●	SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15 and $25 per withdrawal.  Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.

Investors can obtain further information about the retirement plans by calling the Funds at 1‑800-332-3133.  The Funds recommend that investors consult with a competent financial and tax adviser regarding the retirement plans before investing through these plans.

Shares of the Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

Redeeming and Exchanging Shares

Shareholders may redeem (sell) their shares at any time.  The redemption price you receive will be equal to the NAV next determined after the Transfer Agent receives a request for redemption in good order.  The value of your shares on redemption may be more or less than their original cost.  A redemption fee of 2% of the amount of the redemption is generally applicable for shares held ninety (90) days or less.  Requests for redemption by telegram will not be honored.  Questions regarding the proper form of redemption requests should be directed to the Transfer Agent at 1-800-332-3133.

How to Redeem Fund Shares

Redeeming Shares In Writing:

1.	Prepare a letter of instruction containing:

●	The name of the Fund or Funds;
●	Account number(s);
●	The amount of money or number of shares being redeemed;
●	The names on the account;
●	Daytime telephone number; and
●
Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Transfer Agent in advance at 1-800-332-3133, if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	The redemption request exceeds $50,000;
●	The redemption proceeds are payable or sent to any person, address or bank account not on record;
●	The redemption request is received within fifteen (15) calendar days of an address change; or
●	You are changing ownership on an account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (STAMP).  A notarized signature is not an acceptable signature guarantor. The Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.
Written redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding U.S. federal income tax withholding.  Written redemption requests will be subject to withholding unless the shareholder makes an election not to have U.S. federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail	By Overnight or Express Mail

Perritt Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Perritt Funds, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

How to Redeem Fund Shares Through Telephone/Online Privileges

Unless you declined the telephone redemption option or have not set up the Internet redemption option on your account, you may redeem up to $50,000 per day by calling 1-800-332-3133 or visiting the Funds’ website at www.perrittcap.com.  Shares held by retirement plans may not be redeemed by telephone or online. You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network to your pre-determined bank account. Proceeds may be wired and are subject to a $15 fee paid by the investor. You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.

How to Redeem Fund Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent.  Contact your Servicing Agent for instructions on how to do so.

Redemption Price

●	The redemption price per share you receive for redemption requests is the next determined NAV after the Transfer Agent receives your written request in good order with all required information; or

●
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

●
If you redeem shares by mail, the Transfer Agent will normally mail a check in the amount of the redemption proceeds no later than the seventh (7th) day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account within seven (7) days, if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire.  If any portion of the shares to be redeemed represents an investment made by check or an electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected.  This may take up to twelve (12) calendar days from the purchase date.

●	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.
●
Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are insufficient to meet redemption requests, a Fund may choose to borrow money through the Funds’ bank line of credit. A Fund may also choose to sell portfolio securities to meet redemption requests, if consistent with the management of such Fund. These methods will be used regularly and may also be used in stressed market conditions.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum withdrawal amount is $250.  For more information on a SWP please see the Funds’ SAI or contact the Transfer Agent.

When redeeming shares of the Funds, shareholders should consider the following:

●	The redemption may result in a taxable gain or loss.

●
As permitted by the 1940 Act, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven (7) days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

●
If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected.  This may take up to twelve (12) calendar days from the purchase date.

●	The Transfer Agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

●
A Fund may pay redemption requests “in kind.”  This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash. The Funds may do so in the form of pro-rata slices of a Fund’s portfolio, individual securities, or a representative basket of securities. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.

How to Exchange Shares

You may exchange shares of identically registered accounts between the MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund, and the Low Priced Stock Fund, provided that you meet each Fund’s minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of this Prospectus for the new Fund and consider the tax consequences if yours is a taxable account. When you exchange shares, you are redeeming your shares in one Fund and buying shares of the other Fund. Shares redeemed in an exchange transaction will be treated as a sale of the Fund’s shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your U.S. federal income tax return. This concern does not apply to IRA or other tax exempt accounts.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $500 for the MicroCap Opportunities Fund, or $1,000 for the Perritt Ultra MicroCap Fund and the Low Priced Stock Fund, in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

You may exchange Fund shares by calling Shareholder Services at 800-332-3133 prior to the close of trading on the NYSE, generally 4:00 p.m. Eastern Time on any day the NYSE is open for regular trading. The Transfer Agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction. There is no $5 charge to exchange shares if your request is in writing. All registered account holders must sign the request.

If you exchange Fund shares 90 days or less from the date of purchase, you will generally be charged a redemption fee of 2% of the amount exchanged.

Small Accounts and Involuntary Redemption

The Funds’ account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Fund or $1,000 for the Perritt Ultra MicroCap Fund and the Low Priced Stock Fund.  The Funds will notify you in writing before your account is closed and you will have thirty (30) calendar days for the MicroCap Fund or sixty (60) calendar days for the Perritt Ultra MicroCap Fund and the Low Priced Stock Fund to bring the balance up to the required level.

In addition to the ability to redeem shares in connection with the closing of small accounts, as discussed above, the Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-800-332-3133 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions/exchanges of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares.  The Funds’ Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”).  The market timing policy does not apply to each Fund’s SWP.

In order to deter market timers and excessive trading, each Fund imposes a 2% redemption/exchange fee on the value of shares redeemed ninety (90) days or less after the date of purchase (any proceeds of the fee are paid to the Fund).  The redemption/exchange fee does not apply to shares acquired through the reinvestment of dividends and capital gains, nor to shares redeemed through a SWP.  The Funds reserve the right to waive the redemption/exchange fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies.  In addition to the redemption fee, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether redemption of a Fund’s shares is subject to the redemption/exchange fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.

The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices.

If suspicious trading patterns are detected in an Omnibus Account, the relevant Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  In considering an investor’s trading activity, the relevant Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Funds.  If a Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, a Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

Household Delivery of Shareholder Documents

Only one Prospectus, Annual Report and Semi-Annual Report will be sent to shareholders who have the same address on record for their Fund accounts, unless you request multiple copies.  If you would like to receive separate copies, please call the Funds at 1-800-332-3133.  The Funds will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Anti-Money Laundering Program

In ompliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti‑Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Please contact the Transfer Agent at 1‑800‑332‑3133, if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within five (5) business days if clarifying information/documentation is requested and not received.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.  Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-332-3133.

F.	Taxes, Dividends and Distributions

Each Fund distributes substantially all of its net investment income and capital gains annually.  Distributions are generally made in December. Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and/or distributions in cash.  You may make this election on the share purchase application or by writing to the Transfer Agent.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days prior to the record date of the next distribution.

The following discussion regarding U.S. federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the SAI for additional U.S. federal income tax information.

Each Fund has elected to be treated, and intends to qualify each year as, a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

The Funds will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells shares of a Fund, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax adviser.

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

G.	Financial Highlights Information
The financial highlights of the Low Priced Stock Fund and the MicroCap Opportunities Fund are attached hereto as Exhibit C.  The accounting survivor of the Reorganization will be the MicroCap Opportunities Fund.

VI.	ADDITIONAL INFORMATION
Documents relating to the Perritt Funds are available, without charge, by writing to Perritt Funds, 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

The Low Priced Stock Fund and the MicroCap Opportunities Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports, proxy materials, and other information relating to the Low Priced Stock Fund and the MicroCap Opportunities Fund, respectively, with the SEC.  Reports, proxy and information statements, and other information filed by the Company and the Company can be obtained by calling or writing the funds and can also be obtained from the SEC.  You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C., from 10:00 a.m. to 3:00 p.m. Eastern time, Monday through Friday
•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)
•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)
•	On the Internet: www.sec.gov
VII.	MISCELLANEOUS INFORMATION
A.	Legal Matters
The validity of the issuance of the MicroCap Opportunities Fund shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

B.	Experts
The financial statements ofthe Funds for the fiscal year ended October 31, 2018, contained in the Funds’ 2018 Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Directors of
Perritt Funds, Inc.

/s/ Michael J. Corbett
Michael J. Corbett
President
February 6, 2019

EXHIBIT A

PERRITT FUNDS, INC.

PLAN OF ACQUISITION AND LIQUIDATION

This Plan of Acquisition and Liquidation (this “Plan”) has been adopted by the Board of Directors (the “Board”) of Perritt Funds, Inc., a Maryland corporation (the “Company”), as of this 4th day of January, 2019, to provide for the acquisition (the “Acquisition”) of the assets and liabilities of the Perritt Low Priced Stock Fund (the “Low Priced Stock Fund”), a series of the Company, by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of the Company.  The Low Priced Stock Fund and the MicroCap Opportunities Fund are each a “Fund” and, collectively, the “Funds”.  The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company has a Board, which has determined that it is in the best interests of the shareholders of the MicroCap Opportunities Fund and the Low Priced Stock Fund (“Shareholders”) that the Low Priced Stock Fund transfer all of its assets and liabilities to the MicroCap Opportunities Fund, and that the MicroCap Opportunities Fund issue shares of the MicroCap Opportunities Fund to Low Priced Stock Fund Shareholders, equal in aggregate net asset value to the net asset value of the former shares of the Low Priced Stock Fund Shareholders, in redemption of their shares of the Low Priced Stock Fund (collectively, the “Acquisition Shares”).  The Acquisition Shares will be distributed to the Low Priced Stock Fund’s Shareholders, and the Company will then redeem the outstanding shares of the Low Priced Stock Fund, all as provided for below (collectively, these transactions are referred to herein as the “Acquisition”).  The Company intends that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and any successor provisions, and that with respect to the Acquisition, the MicroCap Opportunities Fund and the Low Priced Stock Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

1. Definitions.  In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Assets” shall mean all assets of any kind and all interests, rights, privileges and powers of or attributable to the Low Priced Stock Fund or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Low Priced Stock Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Low Priced Stock Fund’s books.

“Closing Date” shall mean such date as the officers of the Company shall designate.

“Effective Time” shall mean 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Company shall designate.

“Financial Statements” shall mean the audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

“Liabilities” shall mean all liabilities, expenses and obligations of any kind whatsoever of the Low Priced Stock Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

“N-14 Registration Statement” shall mean the Registration Statement of the MicroCap Opportunities Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

“Valuation Time” shall mean the close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of this Plan, the Company determines the net asset value per Acquisition Share of the MicroCap Opportunities Fund and the net value of the assets of the Low Priced Stock Fund.

“NAV” shall mean a Fund’s net asset value, which is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings.  The MicroCap Opportunities Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the MicroCap Opportunities Fund and the Low Priced Stock Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Transfer of the Low Priced Stock Fund’s Assets.  The MicroCap Opportunities Fund and the Low Priced Stock Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)  On or prior to the Closing Date, the Low Priced Stock Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Low Priced Stock Fund that are known to the Low Priced Stock Fund and that are due and payable prior to or as of the Closing Date.

(c)  At the Effective Time, the Low Priced Stock Fund shall assign, transfer, deliver and convey the Assets to the MicroCap Opportunities Fund, subject to the Liabilities, and the MicroCap Opportunities Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (1) the Assets shall become and be assets of the MicroCap Opportunities Fund, and (2) the Liabilities shall attach to the MicroCap Opportunities Fund, and shall be enforceable against the MicroCap Opportunities Fund to the same extent as if initially incurred by the MicroCap Opportunities Fund.  The Company shall redeem the outstanding shares of the Low Priced Stock Fund by issuance of shares of the MicroCap Opportunities Fund as described more fully below.

(d)  Within a reasonable time prior to the Closing Date, the Low Priced Stock Fund shall provide, if requested, a list of the Assets to the MicroCap Opportunities Fund.  The Low Priced Stock Fund may sell any asset on such list prior to the Effective Time.  After the Low Priced Stock Fund provides such list, the Low Priced Stock Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the MicroCap Opportunities Fund.  Within a reasonable time after receipt of the list and prior to the Closing Date, the MicroCap Opportunities Fund will advise the Low Priced Stock Fund in writing of any investments shown on the list that the MicroCap Opportunities Fund has determined to be inconsistent with its investment objective, policies and restrictions.  The Low Priced Stock Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Low Priced Stock Fund’s investment objectives, policies and restrictions.  In addition, if the MicroCap Opportunities Fund determines that, as a result of the Acquisition, the MicroCap Opportunities Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the MicroCap Opportunities Fund, the MicroCap Opportunities Fund will advise the Low Priced Stock Fund in writing of any such limitation and the Low Priced Stock Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Low Priced Stock Fund’s investment objectives, policies and restrictions.

(e)  The Low Priced Stock Fund shall assign, transfer, deliver and convey the Assets to the MicroCap Opportunities Fund at the Effective Time on the following basis: (1) The value of the Assets less the Liabilities of the Low Priced Stock Fund attributable to shares of beneficial interest held by its Shareholders, determined as of the Valuation Time, shall be divided by the then NAV of Acquisition Shares of common stock, as applicable, and, in exchange for the transfer of the Assets, the MicroCap Opportunities Fund shall simultaneously issue and deliver to the Low Priced Stock Fund the number of Acquisition Shares of common stock (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Company shall designate; (2) The NAV of Acquisition Shares of common stock to be delivered to the Low Priced Stock Fund shall be determined as of the Valuation Time in accordance with the MicroCap Opportunities Fund’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the MicroCap Opportunities Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Low Priced Stock Fund; and (3) the portfolio securities of the Low Priced Stock Fund shall be made available by the Low Priced Stock Fund to U.S. Bank National Association, as custodian for the MicroCap Opportunities Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time.  On the Closing Date, such portfolio securities and all the Low Priced Stock Fund’s cash shall be delivered by the Low Priced Stock Fund to the Custodian for the account of the MicroCap Opportunities Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary U.S. federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the MicroCap Opportunities Fund.

(f)  Promptly after the Closing Date, the Low Priced Stock Fund will deliver to the MicroCap Opportunities Fund a Statement of Assets and Liabilities of the Low Priced Stock Fund as of the Closing Date.

4. Termination of the Low Priced Stock Fund, Registration of Acquisition Shares and Access to Records.  The Low Priced Stock Fund and the MicroCap Opportunities Fund also shall take the following steps, as applicable:

(a)  At or as soon as reasonably practical after the Effective Time, the Low Priced Stock Fund shall terminate by transferring pro rata to its Shareholders of record Acquisition Shares received by the Low Priced Stock Fund pursuant to Section 3(e)(1) of this Plan.  The MicroCap Opportunities Fund shall establish accounts on its share records and note on such accounts the names of the former Low Priced Stock Fund Shareholders and the types and amounts of the Acquisition Shares that former Low Priced Stock Fund Shareholders are due based on their respective holdings of the Low Priced Stock Fund Shares as of the close of business on the Closing Date.  Fractional Acquisition Shares shall be carried to the second decimal place.  The MicroCap Opportunities Fund shall not issue certificates representing the Acquisition Shares in connection with such exchange.  All issued and outstanding Low Priced Stock Fund Shares will be simultaneously redeemed and cancelled on the books of the Low Priced Stock Fund.  Ownership of the Acquisition Shares will be shown on the books of the MicroCap Opportunities Fund’s transfer agent.  Following distribution by the Low Priced Stock Fund to its Shareholders of all Acquisition Shares delivered to the Low Priced Stock Fund, the Low Priced Stock Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)  At and after the Closing Date, the Low Priced Stock Fund shall provide the MicroCap Opportunities Fund and its transfer agent with immediate access to: (1) all records containing the names, addresses and taxpayer identification numbers of all of the Low Priced Stock Fund’s Shareholders and the number and percentage ownership of the outstanding shares of the Low Priced Stock Fund owned by Shareholders as of the Effective Time, and (2) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Low Priced Stock Fund Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding.  The Low Priced Stock Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Low Priced Stock Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5. Conditions to Consummation of the Acquisition.  The consummation of the Acquisition shall be subject to the following conditions precedent:

(a)  There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the MicroCap Opportunities Fund or the Low Priced Stock Fund since the date of the most recent Financial Statements.  Negative investment performance shall not be considered a material adverse change.

(b)  The Company shall have received an opinion of Foley & Lardner LLP, substantially to the effect that for U.S. federal income tax purposes: the transfer by the Low Priced Stock Fund of its Assets in exchange for the Acquisition Shares, and the assumption by the MicroCap Opportunities Fund of the Liabilities, should be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Funds should each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code.  Each Fund shall provide additional factual representations to Foley & Lardner LLP with respect to the Funds that are reasonably necessary to enable Foley & Lardner LLP to deliver the tax opinion.  Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (b).

(c)  The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the MicroCap Opportunities Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(d)  No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

(e)  The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(f)  On or before the Closing Date, the Low Priced Stock Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time, which, together with all previous such dividends, shall have the effect of distributing to the Low Priced Stock Fund Shareholders all of the Low Priced Stock Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b)(2) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Low Priced Stock Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

(g)  Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the Acquisition for tax purposes as a “reorganization,” within the meaning of Section 368(a)(1) of the Code, and both the MicroCap Opportunities Fund and Low Priced Stock Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

6. Closing.

(a)  The Closing shall be held at the offices of the Company, 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or at such other place as the officers of the Company may designate.

(b)  In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Low Priced Stock Fund or the MicroCap Opportunities Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

(c)  The MicroCap Opportunities Fund will provide to the Low Priced Stock Fund evidence satisfactory to the Low Priced Stock Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Low Priced Stock Fund’s account on the books of the MicroCap Opportunities Fund.  After the Closing Date, the MicroCap Opportunities Fund will provide to the Low Priced Stock Fund evidence satisfactory to the Low Priced Stock Fund that such shares have been credited pro rata to open accounts in the names of the Low Priced Stock Fund Shareholders.

(d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

7. Termination of Plan.  A majority of the Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Fund or its Shareholders.

8. Termination of the Low Priced Stock Fund.  If the Acquisition is consummated, the Low Priced Stock Fund shall terminate its registration under the 1940 Act and the 1933 Act.

9. Expenses.  The Acquisition expenses shall be borne by Perritt Capital Management, Inc.

EXHIBIT B

Performance: Low Priced Stock Fund

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. Updated performance information is available on the Fund's website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund is the successor to a separately managed account (the “Predecessor”), which transferred all of its assets to the Fund in exchange for the Fund’s shares after the close of business on February 28, 2014.  Accordingly, the performance information shown below for periods on or prior to February 28, 2014 is that of the Predecessor.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor.  In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code (the “Code”) to which the Predecessor was not subject.  Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.  The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of the Fund.  The performance is shown net of the annual management fee of 1.00% and other expenses.  The performance was achieved by the Predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Year-by-Year Total Returns as of December 31

60%
40%
20%
0%
47.55%
2.00%
1.14%
17.78%
13.82%
2013
2014
2015
2016
2017

During the period shown on the bar chart, the Predecessor's best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
14.36% (December 31, 2013)	-10.11% (September 30, 2015)

Average Annual Total Returns For the Periods Ended December 31, 2017

	1 Year	5 Years	Since Inception (6/30/2012)
Perritt Low Priced Stock Fund
Return Before Taxes	13.82%	15.33%	15.04%
Return After Taxes on Distributions	12.36%	15.03%	14.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.01%	12.38%	12.21%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	13.16%	14.29%	14.09%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	14.65%	14.12%	14.18%

After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Performance: MicroCap Opportunities Fund

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. The Fund is the successor to the investment performance of Perritt MicroCap Opportunities Fund, Inc. (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on February 28, 2013. Accordingly, the performance information shown below for periods on or prior to February 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was also advised by Perritt Capital Management, Inc. and had the same investment objective and strategies as the Fund. Updated performance information is available on the Fund's website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns as of December 31

60%
40%
20%
0%
-20%
-40%
-60%
-46.93%
52.89%
26.52%
-13.01%
16.87%
46.26%
0.25%
-6.09%
26.23%
6.49%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

During the ten year period shown on the bar chart, the Fund's best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
39.48% (June 30, 2009)	-33.21% (December 31, 2008)

Average Annual Total Returns For the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	6.49%	13.10%	6.80%
Return After Taxes on Distributions	0.67%	10.42%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares	8.15%	10.21%	5.37%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	13.16%	14.29%	7.68%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	14.65%	14.12%	8.71%

After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

EXHIBIT C

Financial Highlights

The following tables are intended to help you understand the financial performance of the shares of the Low Priced Stock Fund and the MicroCap Opportunities Fund for the periods shown below.  Certain information reflects financial results for a single Fund share. The “Total Return” figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm.  Cohen & Company, Ltd. report and the Funds’ financial statements are included in the Annual Report, which is available upon request.

Perritt Low Priced Stock Fund

Financial Highlights

					For the
					Period From
					February 28, 2014[4]
	For the Years Ended October 31,				to October 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year/period	$19.95	$15.55	$15.39	$14.15	$15.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.06)	(0.11)	(0.04)	(0.01)	(0.06)
Net realized and unrealized
gain (loss) on investments	(2.10)	4.51	0.20	1.25	(0.79)
Total from investment operations	(2.16)	4.40	0.16	1.24	(0.85)
Less dividends and distributions:
From net realized gains	(1.09)	—	—	—	—
Total dividends and distributions	(1.09)	—	—	—	—
Redemption fees[2,3]	—	—	—	—	—
Net asset value, end of year/period	$16.70	$19.95	$15.55	$15.39	$14.15
Total return[1,7]	(11.57%)	28.28%	1.04%	8.76%	(5.67%)[6]
Supplemental data and ratios:
Net assets, end of
year/period (in thousands)	$7,190	$7,156	$5,700	$4,612	$2,090
Ratio of net expenses
to average net assets	1.39%	1.39%	1.39%	1.49%[7]	1.50%[5]
Ratio of net investment loss
to average net assets	(0.32%)	(0.61%)	(0.28%)	(0.08%)	(0.67%)[5]
Ratio of expenses (prior to
reimbursement) to average net assets	2.48%	2.65%	3.25%	4.90%	7.15%[5]
Ratio of net investment loss (prior to
reimbursement) to average net assets	(1.42%)	(1.87%)	(2.14%)	(3.49%)	(6.32%)[5]
Portfolio turnover rate	60.5%	75.0%	62.7%	76.6%	49.0%[6]

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Commencement of operations.
[5]	Annualized for periods less than one year.
[6]	Not annualized for periods less than one year.
[7]	Effective October 1, 2015, the adviser expense limit was reduced from 1.50% to 1.39%.

C-1

Perritt MicroCap Opportunities Fund

Financial Highlights

	For the Years Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$38.59	$34.18	$32.52	$36.00	$37.38
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.20)	(0.15)	0.13	0.04	(0.18)
Net realized and unrealized
gain/(loss) on investments	(1.83)	7.94	2.06	(1.10)	2.29
Total from investment operations	(2.03)	7.79	2.19	(1.06)	2.11
Less dividends and distributions:
From net investment income	—	(0.09)	—	—	—
From net realized gains	(8.39)	(3.29)	(0.53)	(2.42)	(3.49)
Total dividends and distributions	(8.39)	(3.38)	(0.53)	(2.42)	(3.49)
Redemption fees[2,3]	—	—	—	—	—
Net asset value, end of year	$28.17	$38.59	$34.18	$32.52	$36.00
Total return[1]	(5.89%)	24.20%	6.85%	(3.07%)	6.17%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$160,698	$225,445	$262,268	$372,768	$462,716
Ratio of net expenses to average net assets	1.28%	1.23%	1.23%	1.21%	1.19%
Ratio of net investment income/(loss)
to average net assets	(0.63%)	(0.41%)	0.41%	0.12%	(0.51%)
Portfolio turnover rate	14.0%	18.0%	6.2%	20.7%	29.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.

C-2

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

February 6, 2019

Acquisition of the Assets and Assumption of the Liabilities of

Perritt Low Priced Stock Fund

By, and in Exchange for Shares of,

Perritt MicroCap Opportunities Fund
_________________________________________

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated February 6, 2019 relating to the acquisition of the assets and liabilities of the Perritt Low Priced Stock Fund (the “Low Priced Stock Fund”), a series of Perritt Funds, Inc., by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of Perritt Funds, Inc.  The acquisition will be effected pursuant to that certain Plan of Acquisition and Liquidation dated as of January 4, 2019 (the “Plan”).  The Plan provides for (1) the transfer of all the assets of the Low Priced Stock Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Low Priced Stock Fund, (3) the issuance to shareholders of the Low Priced Stock Fund of shares of the MicroCap Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Low Priced Stock Fund in redemption of their shares of the Low Priced Stock Fund, and (4) the termination of the Low Priced Stock Fund.

Copies of the Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained, without charge, by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

•	The current Statement of Additional Information of the Low Priced Stock Fund and the MicroCap Opportunities Fund, dated February 28, 2018, as amended to date.
•	The current Annual Report of the Low Priced Stock Fund and the MicroCap Opportunities Fund, for the fiscal year ended October 31, 2018.
Copies of these documents are available upon request and without charge by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

No pro forma financial statements showing the effect of the proposed reorganization of the Low Priced Stock Fund into the MicroCap Opportunities Fund, as required pursuant to Rule 11-01 of Regulation S-X, are included in this SAI, as the Low Priced Stock Fund’s net assets do not exceed 10% of the MicroCap Opportunities Fund’s net assets as of a date within 30 days of the filing of the SAI with the Securities and Exchange Commission.